ANNUAL REPORT

                           IAI Retirement Funds, Inc.

           IAI Regional Portfolio, IAI Balanced Portfolio, Funds, Inc.
                              IAI Reserve Portfolio

                                December 31, 2000


                                TABLE OF CONTENTS



         Letter to Shareholders................................................2
         Portfolio Managers' Reviews
                  IAI Regional Portfolio.......................................3
                  IAI Balanced Portfolio.......................................4
                  IAI Reserve Portfolio........................................5
         Schedules of Investments
                  IAI Regional Portfolio.......................................6
                  IAI Balanced Portfolio.......................................7
                  IAI Reserve Portfolio.......................................10
         Notes to Schedules of Investments....................................11
         Statements of Assets and Liabilities.................................12
         Statements of Operations.............................................13
         Statements of Changes in Net Assets
                  IAI Regional Portfolio......................................14
                  IAI Balanced Portfolio......................................15
                  IAI Reserve Portfolio.......................................16
         Financial Highlights
                  IAI Regional Portfolio......................................17
                  IAI Balanced Portfolio......................................18
                  IAI Reserve Portfolio.......................................19
         Notes to Financial Statements........................................20
         Independent Auditors' Report.........................................22
         Federal Tax Information..............................................23
         Distributor, Adviser, Custodian,
         Legal Counsel, Independent Auditors,
         Directors....................................................Back Cover

                                       IAI
                                  MUTUAL FUNDS

                                IAI Mutual Funds
  c/o Firstar Mutual Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 USA

                                  800.945.3863



                             LETTER TO SHAREHOLDERS
                           IAI Retirement Funds, Inc.

ECONOMIC REVIEW AND OUTLOOK

General Economy
If the next 51 weeks are anything like the first week of 2001, investors are in for one wild year. Market participants returned from the New Year's holiday with a sobering report on the manufacturing sector. The week ended with sluggish employment data and worries that the woes in California utilities might spill over into the broader capital market. Not to mention, sandwiched between all that, the Federal Reserve cut rates and the Euro hit a six- month high.

The FOMC soothed fears by noting in it's January commentary that there's scant evidence that the "New Economy" building blocks-technology and productivity-are deteriorating. In our view, the Fed is indicating that the story hasn't really changed. It's just a mini-cycle in a story that's still positive. We shall see.

Inflation
Inflationary pressures remain subdued. Core inflation was up at an annual rate of just 2.70% through the first 11 months of 2000. Oil prices have drifted lower and the only major concern centers on two commodities: natural gas and electricity prices in California.

As we have stated in the past, we believe that a moderation in aggregate demand will influence inflationary conditions in a modest and positive way. Investors should recall that, historically, recessionary conditions are typically accompanied by deflationary forces. As Japan illustrated in the 1990's deflationary pressures can be as problematic as inflationary environments.

Labor Markets
December's payroll numbers, though decent on the surface, suggest further erosion in the labor-market conditions. The United States added 105,000 payrolls last month, keeping the jobless rate at 4%. But half that gain was thanks to hiring by the Government, and the private sector only created 45,000 jobs.

The jump in average hourly earnings in December ran counter to the sluggish gain in new jobs. If employers really are losing interest in hiring, why are they paying so much for the product? More than likely, the labor market is suffering from the classic mismatch of geography and skills. The jobs are there, but the people are not.

Monetary Policy
The Chairman of the Federal Reserve, Alan Greenspan, made a pre-emptive strike on January 3 by lowering the target on Fed Funds by one half a point to 6%-he reduced the discount rate by one quarter of a point as well. These moves were unexpected and sparked a one-day rally in the world stock markets. The rate cut provided a tonic for two of the economy's primary ills: weak equities and wide spreads between corporate fixed-income securities and Treasuries.

The Shift in monetary policy was dramatic we expect further rate cuts during the next few months and would not be surprised to see a Fed Funds rate of 5% by July.


                           PORTFOLIO MANAGER'S REVIEW
                             IAI Regional Portfolio

IAI REGIONAL PORTFOLIO

How as the Portfolio Performed?
The IAI Regional Portfolio gained 6.52% for the twelve months ending December 31, 2000. This compares favorably to the S&P 500's return of (9.1 l)% for the same period.

Can you point to any specific market factors that influenced the Portfolio's performance?

The Year 2000 was not kind to investors. After serveral years of above-average performance by the markets, a dose of reality set in. Internet issued were particularly hard hit as technology began to sell off. What started out as a rocket to the moon in the beginning of the year finished as a real fizzle. We are please to have ended the year with positive returns in a challenging period where the market averages finished in negative territory.

Which holdings were particularly successful for the Portfolio? Were there any disappointments?

On a sector basis, our healthcare investments contributed strongly to the Portfolio's return for the year. Solid stock selection was key to generating returns. Top picks in this are included Medtronic, St Jude Medical, Allergan, Abbott Labs, and Baxter International. Other strong performers were Devry Walgreens, and C.H. Robinson Worldwide. In general, technology was disappinting in the second half of the year when the greater part of the NASDAQ's decline was realized. Although our underweighted position in technology helped the Portfolio's performance overall, two holdings that disappointed us were ADC Telecommunications and Corning.

Were there any significant changes?

Sometimes in negative markets return of your investment is more important than return on your investment. The defensive posture we had put into place over the last four months of the year paid big dividends as we avoided much of the carnage experienced by others. Our strategy of overweighted healthcare and energy while substantially underweighted technology as well as holding extra cash were the major cornerstone.

What is your outlook for the Portfolio?

Looking ahead to year 2001, we continue to face economic challenges such as high energy prices, hard vs soft landing, negative trade balances, a weak dollar, and Middle East tensions. Although we have not completely abandoned our defensive game plan, we are transitioning the Portfolio to "sector-neutral" stance at this time. We continue to emphasize the importance of a diversified portfolio with investments in good growth companies trading at reasonable valuation levels.

Value of $10,000 Investment

                        IAI Regional Portfolio          S&P 500 Index
                        (inception (1/31/94)

1/31/94                    $ 10,000                     $ 10,000
1/31/95                    $ 10,620                     $ 10,057
1/31/96                    $ 14,339                     $ 13,941
1/31/97                    $ 16,053                     $ 17,647
1/31/98                    $ 17,699                     $ 22,408
1/31/99                    $ 18,349                     $ 29,679
1/31/00                    $ 20,353                     $ 32,749

Average Annual Returns+
Through 12/31/00
                                                        Since Inception
                           1 Year         5 Years           1/31/94
------------------------------------------------------------------------
IAI Regional Portfolio     6.52%           10.19%            12.81%
------------------------------------------------------------------------
S&P 500 Index             (9.11)%          18.33%             17.92%*

+ Past performance is not predictive of future performance.
*Since 2/01/94



                         PORTFOLIO MANAGERS' REVIEW
                             IAI Balanced Portfolio

IAI BALANCED PORTFOLIO

How has the Portfolio performed?

The IA1 Balanced Portfolio declined (1.62)% for the twelve month period ending December 31,2000. This compares to a return of (9.11%) for the S&P 500 Index and 11.85% for the Lehman Government/ Corporate Bond Index.

Can you point to any specific market factors that influenced the Portfolio's performance?

The year 2000 started with excitement and anxiety over Y2K but concluded with a whimper and a headache. The problem? The four e's: earnings energy price hikes, euro appreciation, and the economic slowdown were the factors that scared investors and created the bid sell-off.

With investors worried about recession, oil inflation, and no earnings, stock prices tumbled in dramatic fashion. All the major indices finished the year in the red. Worse, the NASDAQ composite dropped 50% in the last three quarters- the worst year for the composite in 30! In hindsight, this should not have surprised investors given the tremendous rise in the market over the previous four years and the lofty valuations built into stock prices. Our Portfolio's balanced use of bonds and stcks helped to protect ou assest during the storm and reflect the very nature of the product-a steady, total-return investment.

Which holdings were particularly success for the Portfolio? Were the any disappointments?

Technology stocks were the biggest detractor from performance. Cisco Systems, Intel, and Microsoft had a negative impact on results. However, our holdings in the healthcare, energy, and consumer staples areas of the economy served us well during the period. In the bond portfolio, minimal exposure to corporate bonds was helpful as spreads widened relative to Treasury investments. The Portfolio's weighting in long Treasury bonds boosted results as this sector of the bond market continued to outpace the other areas.

Were their any significant changes?

The Portfolio established new positions in Lowes, Circuit City, and Flextronics over the last few months. In the bond portfolio, the Portfolio boosted its weighting in both Treasury issues and cash reserves. This conservative stance provided positive returns but detracted on our performance relative to the market overall.

What is your outlook for the Portfolio?

Fed policy has been restrictive for the last year and has slowed the economy materially. Now the issue is recession. Are we moving into a contraction in this economy? We believe real growth in this economy will be modest over the next six months. However, we expect policy-makers to avail themselves of two important levers-fiscal and monetary policy. Investors should anticipate falling interest rates over the year and the passing of a Tax Reduction Package by Congress. Both will stem the slowdown and keep the longest expansion on record going. We remain optimistic long-term and are looking for strong returns from stocks this year. The Portfolio will be adjusted accordingly.



Value of $ 10,000 Investment


               IAI Regional Portfolio     S&P 500 Index    Lehman Government
               (inception (2/03/94)                        Corporate Bond Index*

2/03/94           $ 10,000                $ 10,000         $ 10,000
1/31/95           $ 10,380                $ 10,057         $  9,689
1/31/96           $ 12,079                $ 13,941         $ 11,406
1/31/97           $ 13,349                $ 17,647         $ 11,678
1/31/98           $ 15,288                $ 22,408         $ 12,983
1/31/99           $ 16,728                $ 29,679         $ 14,114
1/31/00           $ 17,371                $ 32,749         $ 13,709



Average Annual Returns +
Through 12/31/00
                                                           Since Inception
                               1 Year        5 Years           2/03/94
--------------------------------------------------------------------------------
IAI Balanced Portfolio        (1.62)%         7.91%             8.32%
S&P Index                     (9.11)%         18.33%            17.92%
Lehman Government
Corporate Bond Index           11.85%         6.24%             6.38%

+ Past Performance is not predictive of future performance.
* Since 2/10/94

                           PORTFOLIO MANAGER'S REVIEW
                              IAI Reserve Portfolio

IAI RESERVE PORTFOLIO

How has the Portfolio performed?

The IA1 Reserve Portfolio earned a return of 6.07% for the twelve month period ending December 31, 2000. This compares to a return of 7.10% for the Salomon Brothers One Year Treasury Bill Index for the same period.

Can you point to any specific market factors that influenced the Portfolio's performance?

Evidence of an economic slowdown surfaced during the second half of last year and the effects were dramatic. For one, the Federal Reserve's restrictive bias was shifted late September to reflect their changing priority-fighting recession, not inflation. They made it clear through commentary that the bigger risk to our economy is a "hard-landing." Interest rates have been drifting lower since October and bond returns were competitive to stock returns for the first time in five years. Our tactical strategy during the year was defensive-we emphasized shorter maturities and higher yielding corporate bonds. As such, we generated positive returns for the year but slightly lagged the market overall.

Were there any significant changes in the Portfolio?

We lengthened the overall maturity of the portfolio late in the fourth quarter to take advantage of falling interest rates. We expect economic conditions to slow during the year 2001 and would expect rates to fall further this year. We have maintained our emphasis on quality and on Treasury securities-a conservative stance that should help us avoid any potential credit problems that may surface in an economic or earnings slowdown.

What is your outlook for the Portfolio?

U.S. economic growth has shown clear signs of moderating. We have reduced our estimate for 4Q'00 real GDP growth from 3.00% to 2.00%. Looking into this year, we would expect real growth to be flat during the first quarter and sluggish for the first half at best. The Federal Reserve's strong action in early January indicates their direction. Investors should expect at least two more rate cuts this year. Moreover, we would anticipate the target on Fed Funds to drift lower (6% today), perhaps 5% by May. The bigger questions centers on the economy. Will we experience a recession? Will this record expansion end this year? There are two important levers that policymakers can pull-monetary (interest rates) and fiscal (tax cuts). We think that both levers will be employed in 2001. A recession "scare" is likely-an actual recession is not.


                        IAI Regional Portfolio         Salamon Brothers One
                        (inception (4/07/94)           Year Treasury Bill Index*

2/31/94                    $ 10,000                     $ 10,000
1/31/95                    $ 10,271                     $ 10,335
1/31/96                    $ 10,794                     $ 11,131
1/31/97                    $ 11,316                     $ 11,745
1/31/98                    $ 11,846                     $ 12,481
1/31/99                    $ 12,481                     $ 13,180
1/31/00                    $ 12,701                     $ 13,722




Average Annual Returns +
Through 12/31/00
                                                               Since Inception
                               1 Year            5 Years           4/07/94
-------------------------------------------------------------------------------
IAI Reserve Portfolio          6.07%              4.78%             4.64%
Salamon Brothers One
Year Treasury Bill Index       7.10%              5.80%             5.83%

+ Past Performance is not predictive of future performance.
* Since 4/01/94




===============================================================================
                    S C H E D U L E O F I N V E S T M E N T S
================================================================================


        IAI Regional Portfolio

          December 31, 2000
 (percentage figures indicate percentage of total net assets)

COMMON STOCKS - 87.4%


                                                    Market                                                                 Market
                                          Quantity Value (a)                                               Quantity      Value (a)
-------------------------------------------------------------    -------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.1%                                     RETAIL TRADE - 7.2%
Dean Foods                               5,500   $   168,781     Casey's General Stores                         12,000   $ 179,250
-------------------------------------------------------------
CONSUMER SERVICES - 7.6%                                         Intimate Brands                                10,000      150,000
DeVry (b)                                5,700       215,175     Target                                          3,800      122,550
McDonald's                              12,000       408,000     Walgreen                                        3,200      133,800
                                                   ----------                                                            -----------
                                                   623,175                                                                  585,600
-------------------------------------------------------------    -------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 4.4%                                     TRANSPORTATION - 2.6%
ADC Telecommunications (b)              13,500       244,687     C.H. Robinson Worldwide                         6,800      213,775
                                                                 -------------------------------------------------------------------
Tellabs (b)                              2,000       113,000     UTILITIES - 5.6%
                                                   ----------
                                                     357,687     McLeodUSA Class A (b)                          12,000      169,500
-------------------------------------------------------------
ENERGY MINERALS - 12.0%                                          Xcel Energy                                    10,000      290,625
                                                                                                                         -----------
                                                                                                                         -----------
Coastal                                  2,300       203,119                                                                460,125
                                                                 -------------------------------------------------------------------
Diamond Offshore Drilling                7,600       304,000     TOTAL INVESTMENTS IN COMMON STOCKS
Exxon Mobil                              4,000       347,750     (Cost: $6,387,473)....................................$..7,166,825
                                                                 ------------------------------------------------------------------
Transocean Sedco Forex                   2,800       128,800
                                                   ----------
                                                     983,669                                               Principal       Market
-------------------------------------------------------------
FINANCIAL - 15.8%                                                                                   Rate   Amount/Shares   Value (a)
                                                                 -------------------------------------------------------------------
Alliance Capital Management Holding      4,300       217,687     SHORT - TERM SECURITIES - 19.5%
Household International                  5,700       313,500     DEMAND NOTES - 9.8% (c)
MGIC Investment                          4,200       283,237     Sara Lee (Consumer Non-Durables)   6.25%   $ 401,500   $    401,500
Nasdaq-100 Shares (b)                    1,700        99,238     Wisconsin Electric (Utilities)     6.24      401,500        401,500
                                                                                                                          ----------
         (Nasdaq-100 Trust)                                                                                                  803,000
                                                                 -------------------------------------------------------------------
St. Paul Companies                       3,000       162,938     INVESTMENT COMPANIES - 9.7%
Standard & Poor's Depositary Receipts    1,700       223,019     Firstar Institutional
         (SPDR Trust)                                              Money Market Fund                6.27      401,500        401,500
                                                   ----------
                                                   1,299,619     Firstar U.S. Government
-------------------------------------------------------------
HEALTH SERVICES - 2.2%                                             Money Market Fund                5.86      391,263        391,263
                                                                                                                           ---------
UnitedHealth Group                       3,000       184,125                                                                 792,763
-------------------------------------------------------------    -------------------------------------------------------------------
HEALTH TECHNOLOGY - 12.4%                                        TOTAL INVESTMENTS IN SHORT - TERM SECURITIES
Abbott Laboratories                      4,800       232,500     (Cost: $1,595,763) ....................................$  1,595,763
                                                                 -------------------------------------------------------------------
Baxter International                     2,400       211,950     TOTAL INVESTMENTS IN SECURITIES
Johnson & Johnson                        2,300       241,644     (Cost: $7,983,236) (d).................................$  8,762,588
                                                                 -------------------------------------------------------------------
Medtronic                                3,800       229,425     OTHER ASSETS AND LIABILITIES (NET) - (6.9%)
St. Jude Medical                         1,600        98,300     .......................................................$  (562,509)
                                                   ----------    -------------------------------------------------------------------
                                                   1,013,819     TOTAL NET ASSETS
-------------------------------------------------------------
PROCESS INDUSTRIES - 3.9%                                        .......................................................$  8,200,079
                                                                  ------------------------------------------------------------------
R.R. Donnelley & Sons                   12,000       324,000
-------------------------------------------------------------
PRODUCER MANUFACTURING - 11.6%
Corning                                  2,000       105,625
Illinois Tool Works                      3,600       214,425
Millipore                                4,300       270,900
Minnesota Mining and Manufacturing       3,000       361,500
                                                   ----------
                                                     952,450
-------------------------------------------------------------



================================================================================
                    S C H E D U L E  O F  I N V E S T M E N T S
================================================================================

                             IAI Balanced Portfolio

                                December 31, 2000
          (percentage figures indicate percentage of total net assets)


COMMON STOCKS - 55.7%
                                                  Market                                               Market
                                     Quantity     Value (a)                                 Quantity   Value (a)
-----------------------------------------------------------  -------------------------------------------------
COMMERCIAL SERVICES - 0.8%                                   FINANCIAL - 9.2%
Amdocs (b)                              360  $    23,850     American International Group      252 $   24,838
---------------------------------------------------------
CONSUMER NON-DURABLES - 1.5%                                 Bank of America                   510     23,396
Colgate-Palmolive                       260       16,783     Capital One Financial             570     37,513
PepsiCo                                 485       24,038     Charles Schwab                    695     19,721
                                               ----------
                                                  40,821     Chase Manhattan                   385     17,493
---------------------------------------------------------
CONSUMER SERVICES - 4.5%                                     Citigroup                         720     36,765
Clear Channel Communications (b)        565       27,367     Freddie Mac                       575     39,603
Comcast Class A (b)                     485       20,249     FleetBoston Financial             430     16,152
Global Crossing (b)                   1,960       28,053     Mellon Financial                  385     18,937
Time Warner                             425       22,202     Wells Fargo                       360     20,048
                                                                                                     ---------
                                                                                                     ---------
Verizon Communications                  530       26,566                                              254,466
                                                             -------------------------------------------------
                                               ----------
                                                 124,437     HEALTH SERVICES - 1.7%
---------------------------------------------------------
ELECTRONIC TECHNOLOGY - 8.9%                                 Cardinal Health                   475     47,322
                                                             -------------------------------------------------
Analog Devices (b)                      535       27,385     HEALTH TECHNOLOGY - 7.3%
Cisco Systems (b)                     1,015       38,824     American Home Products            530     33,681
Compaq Computer                         890       13,394     Baxter International              365     32,234
EMC (b)                                 280       18,620     Medtronic                       1,040     62,790
Flextronics International (b)         1,520       43,320     Pfizer                            913     41,998
Intel                                 1,190       35,774     Schering-Plough                   550     31,213
                                                                                                     ---------
International Business Machines         240       20,400                                              201,916
                                                             -------------------------------------------------
JDS Uniphase (b)                        240       10,005     PRODUCER MANUFACTURING - 6.3%
Motorola                              1,060       21,465     Corning                           470     24,822
Nortel Networks                         555       17,795     General Electric                1,610     77,179
                                               ----------
                                                 246,982     Tyco International              1,330     73,815
---------------------------------------------------------                                            ---------
ENERGY MINERALS - 5.0%                                                                                175,816
                                                             -------------------------------------------------
Chevron                                 220       18,576     RETAIL TRADE - 5.5%
Exxon Mobil                             525       45,642     CVS                               610     36,562
Halliburton                             685       24,831     Dollar General                  1,592     30,049
Praxair                                 535       23,741     Lowe's Companies                  765     34,042
Schlumberger                            320       25,580     Target                            890     28,703
                                               ----------
                                                 138,370     Wal-Mart Stores                   420     22,313
---------------------------------------------------------
                                                                                                     ---------
                                                                                                      151,669
                                                             -------------------------------------------------


================================================================================
                    S C H E D U L E O F I N V E S T M E N T S
================================================================================


                             IAI Balanced Portfolio

                                December 31, 2000
          (percentage figures indicate percentage of total net assets)



COMMON STOCKS (CONT.)
                                                     Market
                                         Quantity    Value (a)
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 4.0%
America Online (b)                        580        $    20,184
Microsoft (b)                             775             33,616
Oracle (b)                                775             22,523
Sun Microsystems (b)                      450             12,544
Synopsys (b)                              450             21,347
                                                         110,214
--------------------------------------------------------------------------------
UTILITIES - 1.0%
Enron                                     340             28,262

--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS

(Cost: $1,480,252) ............................     $  1,544,125
--------------------------------------------------------------------------------

================================================================================
                    S C H E D U L E  O F  I N V E S T M E N T S
================================================================================

                             IAI Balanced Portfolio

                                December 31, 2000
          (percentage figures indicate percentage of total net assets)

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 41.4%


                                                                        Principal          Market
                                              Rate      Maturity        Amount           Value (a)
------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 19.3%
                                              5.38 %    02/15/01        $  50,000        $  49,971
                                              8.00      05/15/01           25,000           25,199
                                              7.50      11/15/01           50,000           50,813
                                              6.25      01/31/02           75,000           75,599
                                              7.50      05/15/02           70,000           71,954
                                              5.63      12/31/02           75,000           75,658
                                              6.25      02/15/03           75,000           76,605
                                              6.50      02/15/10          100,000          109,445
                                                                                      -------------
                                                                                           535,244
---------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 12.4%
                                              6.00      08/15/09          100,000          105,549
                                              8.88      02/15/19           95,000          130,541
                                              6.13      11/15/27          100,000          107,632
                                                                                      -------------
                                                                                           343,722
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%
Federal Farm Credit Bank                      5.57      03/23/01          110,000          109,838
Fannie Mae                                    5.63      03/15/01           25,000           24,970
Fannie Mae                                    6.40      05/14/09           50,000           49,603
Fannie Mae                                    6.21      08/06/38           35,000           34,874
Freddie Mac                                   6.25      10/15/02           50,000           50,543
                                                                                      -------------
                                                                                           269,828
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(Cost: $1,120,446) .................................................................$....1,148,794
-----------------------------------------------------------------------------------------------------
SHORT - TERM SECURITY - 1.8%
                                                                                        Market
                                                               Rate        Shares      Value (a)
-----------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 1.8%
Firstar Institutional Money Market                              6.27 %       50,846    $    50,846
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT - TERM SECURITY
(Cost: $50,846)  ......................................................................$    50,846
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,651,544) (d)  ...............................................................$ 2,743,765
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 1.1%
 .......................................................................................$....28,750
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
 .......................................................................................$ 2,772,515
-----------------------------------------------------------------------------------------------------

================================================================================
                    S C H E D U L E O F I N V E S T M E N T S
================================================================================

                              IAI Reserve Portfolio

                                December 31, 2000
          (percentage figures indicate percentage of total net assets)


U.S. GOVERNMENT AGENCY OBLIGATIONS - 83.5%

                                                                                     Principal       Market
                                                           Rate       Maturity        Amount       Value (a)
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 83.5%
Fannie Mae                                                 5.63 %     03/15/01     $    90,000   $     89,891
Federal Farm Credit Bank                                   5.13       04/02/01          75,000         74,801
Federal Home Loan Bank                                     5.13       04/17/01         140,000        139,572
Freddie Mac                                                6.00       07/20/01         125,000        124,853
                                                                                                   -----------
                                                                                                      429,117
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $429,726)  ...............................................................................$....429,117
--------------------------------------------------------------------------------------------------------------
SHORT - TERM SECURITIES - 15.2%
                                                                                     Principal       Market
                                                                     Rate       Amount/Shares        Value (a)
---------------------------------------------------------------------------------------------------------------
DEMAND NOTES - 7.7% (c)
Sara Lee (Consumer Non-Durables)                                     6.25 %           $ 19,979 $       19,979
Wisconsin Electric (Utilities)                                       6.24               19,690         19,690
                                                                                                       --------
                                                                                                       39,669
------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANIES - 7.5%
Firstar Institutional Money Market                                   6.27               21,174         21,174
Firstar US Government Money Market                                   5.86               16,973         16,973
                                                                                                       -----------
                                                                                                       38,147
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT - TERM SECURITIES
(Cost: $77,816) .................................................................................$     77,816
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $507,542) (d) ............................................................................$    506,933
-------------------------------------------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES (NET) - 1.3%
 .................................................................................................$      6,670
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
 .................................................................................................$    513,603
-------------------------------------------------------------------------------------------------------------------

See Accompanying Notes to Schedules of Investments on Page 11

================================================================================
            N O T E S T O S C H E D U L E S O F I N V E S T M E N T S
================================================================================

                           IAI Retirement Funds, Inc.

                                December 31, 2000


                                       (a)
                    Market value of securities is determined
                          as described in Note 1 to the
                           financial statements, under
                              "Security Valuation".

                                       (b)
                    Currently non-income producing security.

                                       (c)
              Variable rate demand notes are considered short-term
          obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of
                               December 31, 2000.

                                       (d)
            At December 31, 2000, the cost of securities for federal
             income tax purposes and the aggregate gross unrealized
              appreciation and depreciation based on that cost were
                          as follows:

-------------------------------------------------------------------------------------------------------
                                                  IAI REGIONAL          IAI BALANCED    IAI RESERVE
                                                PORTFOLIO               PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------
Cost for federal income tax purposes        $     8,015,533           $  2,655,962    $   507,542
                                           ------------------------------------------------------------

Gross unrealized appreciation               $     1,045,165           $    310,226    $      -
Gross unrealized depreciation                      (298,110)              (222,423)         (609)
                                           -----------------------------------------------------------
Net unrealized appreciation (depreciation)  $       747,055           $     87,803    $     (609)
                                           ------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

================================================================================
STATTEMENTS OF aSSETS AND LIABILITIES
================================================================================

                           IAI Retirement Funds, Inc.


                               December 31, 2000

                                                                   IAI Regional       IAI Balanced      IAI Reserve
                                                                   Portfolio          Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at market
    (Cost: $7,983,236; $2,651,544; and $507,542, respectively)     $ 8,762,588       $ 2,743,765       $  506,933
Cash                                                                    23,431                 -                -
Dividends and accrued interest receivable                               17,450            22,387            7,762
Receivable for investments sold                                         88,876            69,031                -
                                                                 ------------------------------------------------------
    Total assets                                                     8,892,345         2,835,183          514,695
                                                                 ------------------------------------------------------
Bank overdraft                                                               -               671              140
Payable to Advisers                                                      5,128             1,786              240
Payable for investments purchased                                      675,311            55,162                -
Accrued other expenses                                                  11,827             5,049              712
                                                                 ------------------------------------------------------
    Total liabilities                                                  692,266            62,668            1,092
                                                                 ------------------------------------------------------
         Net assets                                                $ 8,200,079       $ 2,772,515       $  513,603
                                                                 ------------------------------------------------------

Paid in capital                                                    $ 5,668,446       $ 2,635,319       $  515,550
Undistributed net investment income                                     60,264            59,905            1,056
Accumulated net realized gains (losses) on investments               1,692,017           (14,930)          (2,394)
Unrealized appreciation (depreciation) on investments                  779,352            92,221             (609)
                                                                 ------------------------------------------------------

    Net assets                                                     $ 8,200,079       $ 2,772,515       $  513,603
                                                                 ------------------------------------------------------
    Shares of common stock outstanding; authorized 10 billion
       shares of $.01 par value stock                                  491,680           207,262           51,698
                                                                 ------------------------------------------------------

    Net asset value per share of outstanding capital stock         $     16.68       $     13.38       $     9.93
                                                                 ------------------------------------------------------


===============================================================================
                   S T A T E M E N T S O F O P E R A T I O N S
================================================================================

                           IAI Retirement Funds, Inc.

                          Year ended December 31, 2000

                                                                         IAI Regional     IAI Balanced      IAI Reserve
                                                                           Portfolio      Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
    Income:
      Interest                                                                $ 92,083     $ 90,907       $ 32,649
      Dividends                                                                 90,537       13,725              -
                                                                         ------------------------------------------
        Total income                                                           182,620      104,632         32,649
                                                                         ------------------------------------------
    Expenses:
      Investment advisory fees                                                  74,595       22,221          2,646
      Dividend-disbursing, administrative, and accounting fees                  11,471        3,425            588
      Custodian fees                                                             5,490        7,056          2,562
      Compensation of Directors                                                 18,674        8,193          1,138
      Professional fees                                                         10,953        3,268            208
      Printing and shareholder reporting                                           600          202             77
      Other expenses                                                               554          326            111
                                                                         ------------------------------------------
        Total expenses                                                         122,337       44,691          7,330
                                                                         ------------------------------------------
           Net investment income                                                60,283       59,941         25,319
                                                                         ------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on investments                               1,692,486      (11,301)        (2,375)
    Net change in unrealized appreciation or depreciation on
      investment securities                                                   (938,314)     (82,878)         5,819
                                                                         ------------------------------------------
           Net gain (loss) on investments                                      754,172      (94,179)         3,444
                                                                         ------------------------------------------
           Net increase (decrease) in net assets resulting from operations   $ 814,455    $ (34,238)      $ 28,763
                                                                         ------------------------------------------

================================================================================
                      STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                                                     Year ended                  Year ended
                                                                                     December 31, 2000       December 31, 1999
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $ 60,283                    $ 40,242
Net realized gains                                                                   1,692,486                   1,750,580
Net change in unrealized appreciation or depreciation                                 (938,314)                    386,266
                                                                                ------------------------------------------------
     Net increase in net assets resulting from operations                              814,455                   2,177,088
                                                                                ------------------------------------------------


Net investment income                                                                  (40,338)                    (85,157)
Net realized gains                                                                  (1,750,140)                   (156,639)
                                                                                ------------------------------------------------
     Total distributions                                                            (1,790,478)                   (241,796)
                                                                                ------------------------------------------------


Net proceeds from sale of 50,499 and 26,934 shares                                     895,707                     434,657
Net asset value of 107,795 and 15,188 shares issued
      in reinvestment of distributions                                               1,790,478                     241,796
Cost of 401,877 and 310,547 shares redeemed                                         (6,915,183)                 (4,944,742)
                                                                                ------------------------------------------------
     Net decrease in net assets from capital share transactions                     (4,228,998)                 (4,268,289)
                                                                                ------------------------------------------------
     Total decrease in net assets                                                   (5,205,021)                 (2,332,997)

     Net assets at beginning of period                                              13,405,100                  15,738,097
                                                                                ------------------------------------------------

     Net assets at end of period                                                   $ 8,200,079                $ 13,405,100
                                                                                ------------------------------------------------
            Including undistributed net investment income of:                         $ 60,264                    $ 40,319
                                                                                ------------------------------------------------


================================================================================
           S T A T E M E N T S O F C H A N G E S I N N E T A S S E T S
================================================================================

                           IAI Retirement Funds, Inc.

                             IAI Balanced Portfolio


                                                                                     Year ended                   Year ended
                                                                                     December 31, 2000         December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                                               $ 59,941                     $ 97,676
     Net realized gains (losses)                                                          (11,301)                     276,158
     Net change in unrealized appreciation or depreciation                                (82,878)                    (233,992)
                                                                                   ------------------------------------------------
        Net increase (decrease) in net assets resulting from operations                   (34,238)                     139,842
                                                                                   ------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                (97,756)                     (81,592)
     Net realized gains                                                                  (278,072)                    (130,562)
                                                                                   ------------------------------------------------
        Total distributions                                                              (375,828)                    (212,154)
                                                                                   ------------------------------------------------

CAPITAL SHARE TRANSACTIONS
     Net proceeds from sale of 13,688 and 66,993 shares                                   200,809                    1,017,054
     Net asset value of 27,253 and 14,403 shares issued
        in reinvestment of distributions                                                  375,828                      212,154
     Cost of 83,888 and 56,153 shares redeemed                                         (1,209,376)                    (850,999)
                                                                                   ------------------------------------------------
        Net increase (decrease) in net assets from capital share transactions            (632,739)                     378,209
                                                                                   ------------------------------------------------
        Total increase (decrease) in net assets                                        (1,042,805)                     305,897

        Net assets at beginning of period                                               3,815,320                    3,509,423
                                                                                   ------------------------------------------------

        Net assets at end of period                                                   $ 2,772,515                  $ 3,815,320
                                                                                   ------------------------------------------------
               Including undistributed net investment income of:                         $ 59,905                     $ 97,747
                                                                                   ------------------------------------------------


=====================================================================
           S T A T E M E N T S  O F  C H A N G E S  I N  N E T  A S S E T S
================================================================================

                           IAI Retirement Funds, Inc.

                              IAI Reserve Portfolio

                                                                                     Year ended                   Year ended
                                                                                     December 31, 2000         December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
     Net investment income                                                               $ 25,319                     $ 29,606
     Net realized losses                                                                   (2,375)                         (19)
     Net change in unrealized appreciation or depreciation                                  5,819                      (10,649)
                                                                                   ------------------------------------------------
        Net increase in net assets resulting from operations                               28,763                       18,938
                                                                                   ------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                (32,560)                     (24,455)
     Net realized gains                                                                         -                       (1,262)
                                                                                   ------------------------------------------------
        Total distributions                                                               (32,560)                     (25,717)
                                                                                   ------------------------------------------------

CAPITAL SHARE TRANSACTIONS
     Net proceeds from sale of 3,834 and 28,001 shares                                     37,970                      280,059
     Net asset value of 3,310 and 2,580 shares issued
        in reinvestment of distributions                                                   32,560                       25,717
     Cost of 19,722 and 29,249 shares redeemed                                           (195,046)                    (291,357)
                                                                                   ------------------------------------------------
        Increase (decrease) in net assets from capital share transactions                (124,516)                      14,419
                                                                                   ------------------------------------------------
        Total increase (decrease) in net assets                                          (128,313)                       7,640

        Net assets at beginning of period                                                 641,916                      634,276
                                                                                   ------------------------------------------------

        Net assets at end of period                                                     $ 513,603                    $ 641,916
                                                                                   ------------------------------------------------
               Including undistributed net investment income of:                          $ 1,056                      $ 8,297
                                                                                   ------------------------------------------------



================================================================================
                      F I N A N C I A L H I G H L I G H T S
================================================================================

                           IAI Retirement Funds, Inc.

                             IAI Regional Portfolio


Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:

                                                          Years ended December 31,
                                                          ---------------------------------------------------------------------
                                                           2000           1999           1998           1997         1996
        ---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  Beginning of period                                      $18.23        $15.68         $16.31        $15.02        $14.16
                                                      ---------------------------------------------------------------------
OPERATIONS
  Net investment income                                      0.09  **      0.05  **       0.08          0.08          0.05
  Net realized and unrealized gains                          1.08          2.79           0.18          1.90          1.60
                                                      ---------------------------------------------------------------------
       Total from operations                                 1.17          2.84           0.26          1.98          1.65
                                                      ---------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (0.06)        (0.10)         (0.09)        (0.07)        (0.05)
  Net realized gains                                        (2.66)        (0.19)         (0.80)        (0.62)        (0.74)
                                                      ---------------------------------------------------------------------
       Total distributions                                  (2.72)        (0.29)         (0.89)        (0.69)        (0.79)
                                                      ---------------------------------------------------------------------
NET ASSET VALUE
  End of period                                            $16.68        $18.23         $15.68        $16.31        $15.02
                                                      ---------------------------------------------------------------------

Total investment return*                                    6.52%        18.37%          1.56%        13.45%        11.88%

Net assets at end of period (000's omitted)                $8,200       $13,405        $15,738       $17,085       $11,831

RATIOS:
  Expenses to average daily net assets                      1.07%         0.88%          0.94%         0.90%         1.03%
  Net investment income to average daily net assets         0.53%         0.29%          0.50%         0.65%         0.77%
  Portfolio turnover rate (excluding short-term securities)211.9%        123.4%          74.3%         62.1%         78.4%


*  Total investment return is based on the change in net asset value of
   a  share   during  the  period  and  assumes   reinvestment   of  all
   distributions at net asset value.
** Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

================================================================================
                      F I N A N C I A L H I G H L I G H T S
================================================================================

                           IAI Retirement Funds, Inc.

                             IAI Balanced Portfolio


Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:


                                                       Years ended December 31,
                                                       -----------------------------------------------------------------
                                                       2000          1999           1998         1997        1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
  Beginning of period                                 $15.25        $15.60         $14.29       $12.71       $11.78
                                                   -----------------------------------------------------------------
OPERATIONS
  Net investment income                                 0.25  ***     0.41  ***      0.31         0.27         0.22
  Net realized and unrealized gains (losses)           (0.49)         0.16           1.40         1.81         0.92
                                                   -----------------------------------------------------------------
      Total from operations                            (0.24)         0.57           1.71         2.08         1.14
                                                   -----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (0.42)        (0.35)         (0.26)       (0.24)       (0.10)
  Net realized gains                                   (1.21)        (0.57)         (0.14)       (0.26)       (0.11)
                                                   -----------------------------------------------------------------
    Total distributions                                (1.63)        (0.92)         (0.40)       (0.50)       (0.21)
                                                   -----------------------------------------------------------------
NET ASSET VALUE
   End of period                                      $13.38        $15.25         $15.60       $14.29       $12.71
                                                   -----------------------------------------------------------------

  Total investment return*                             (1.62%)        3.87%         12.11%       16.60%        9.80%

  Net assets at end of period (000's omitted)          $2,773        $3,815         $3,509       $2,446       $1,534

RATIOS:
   Expenses to average daily net assets**               1.31%         0.97%          1.02%        1.25%        1.25%
   Net investment income to average daily net assets**  1.75%         2.70%          2.69%        2.63%        2.84%
   Portfolio turnover rate (excluding short-term
   securities)                                         63.7%        126.1%          40.9%        38.8%        67.4%


* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
** The Portfolio's adviser voluntarily waived $793, $10,627, $1,753, and $8,031 in expenses for the year ended December 31, 1999, 1998, 1997, and 1996, respectively. If the Portfolio had been charged these expenses, the ratio of expenses to average daily net assets would have been 0.99%, 1.37%, 1.34%, and 1.96%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been 2.68%, 2.34%, 2.54%, and 2.13%, respectively.
*** Net investment income per share represents net investment income divided by the average shares outstanding throughout the year

================================================================================
                              FIANACIAL HIGHLIGHTS
================================================================================

Per share data for a share of capital stock outstanding throughout each period and selected information for each period indicated are as follows:



                                                          Years ended December 31,
                                                         ---------------------------------------------------------------
                                                           2000           1999         1998        1997          1996
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    Beginning of period                                     $9.99         $10.08       $10.00      $10.03        $10.05
                                                         ---------------------------------------------------------------

OPERATIONS
    Net investment income                                    0.43           0.44         0.47        0.43          0.49
    Net realized and unrealized gains (losses)               0.05          (0.16)        0.06        0.02         (0.01)
                                                         ---------------------------------------------------------------
         Total from operations                               0.48           0.28         0.53        0.45          0.48
                                                         ---------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                   (0.54)         (0.35)       (0.45)      (0.46)        (0.50)
    Net realized gains                                          -          (0.02)           -       (0.02)            -
                                                         ---------------------------------------------------------------
         Total distributions                                (0.54)         (0.37)       (0.45)      (0.48)        (0.50)
                                                         ---------------------------------------------------------------
NET ASSET VALUE
    End of period                                           $9.93          $9.99       $10.08      $10.00        $10.03
                                                         ---------------------------------------------------------------

Total investment return*                                    6.07%          2.89%        5.46%       4.62%         4.93%

Net assets at end of period (000's omitted)                  $514           $642         $634      $1,021          $528

RATIOS:
   Expenses to average daily net assets**                   1.25%          1.01%        0.68%       0.85%         0.85%
   Net investment income to average daily net assets**      4.31%          4.32%        4.57%       4.57%         4.54%
   Portfolio turnover rate (excluding short-term securities)0.0%         120.9%       129.0%        0.0%        185.3%


* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
** The Portfolio's adviser voluntarily waived $4,474, $7,960, $8,479, and $9,034 in expenses for the years ended December 31, 1999, 1998, 1997, and 1996, respectively. If the Portfolio had been charged these expenses, the ratio of expenses to average daily net assets would have been 1.66%, 1.69%, 2.25%, and 1.81%, respectively, and the ratio of net investment income to average daily net assets would have been 3.66%, 3.56%, 3.17%, and 3.58%, respectively.

               N O T E S T O F I N A N C I A L S T A T E M E N T S


                            IAI Retirement Funds Inc.

                                December 31, 2000




[ 1 ]   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Retirement Funds, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Regional Portfolio (Regional Portfolio), IAI Balanced Portfolio (Balanced Portfolio) and IAI Reserve Portfolio (Reserve Portfolio) are separate portfolios of IAI Retirement Funds, Inc. Portfolio shares are not offered directly to the public, but sold only to selected insurance companies' separate accounts in connection with variable life insurance policies or variable annuity contracts. The Regional Portfolio has a primary objective of long-term appreciation through investments in equity securities. The Balanced Portfolio has a primary objective of maximum total return through investment in stocks, bonds and short-term instruments. The Reserve Portfolio has a primary objective of providing a high level of current income consistent with the preservation of capital and liquidity. This report covers only the Regional Portfolio, Balanced Portfolio and Reserve Portfolio (the Portfolios).

Significant accounting policies followed by the Portfolios are summarized below:

Security Valuation
Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service. Securities which cannot be valued by the portfolio pricing service are valued using dealer-supplied valuations, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less at acquisition are valued at cost adjusted for amortization to maturity of any premium or discount.

Federal Taxes
Since it is each Portfolio's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders, no provision for income taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased, resulting in reclassification adjustments to accumulated net realized gains (losses) on investments as follows:

--------------------------------------- -------------------- -------------------

                                                              IAI Balanced
                                                              Portfolio

Undistributed net investment income                           $  (27)
Accumulated net realized gains (losses) on investments        $   27
Paid-in-capital                                               $   -
--------------------------------------- -------------------- -------------------

For federal income tax purposes, the Balanced Portfolio and the Reserve Portfolio had capital loss carryovers of approximately $10,513 and $2,394, respectively at December 31, 2000, which , if not offset by subsequent capital gains, will expire in 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

Security Transactions and Investment Income
The Portfolios record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income, including level yield amortization of discount, is accrued daily. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made annually for Regional Portfolio and Balanced Portfolio and monthly for Reserve Portfolio. Capital gains, if any, are primarily distributed in June. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

Use of Estimates
The preparation of financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[ 2]   FEES AND EXPENSES

Under the terms of an investment advisory agreement, Regional Portfolio, Balanced Portfolio and Reserve Portfolio pay Investment Advisers, Inc. (Advisers) an advisory fee based upon average daily net assets equal, on an annual basis, to .65%, .65% and .45%, respectively.

Each Portfolio also pays an annual fee to Advisers for acting as the Portfolios' dividend-disbursing, administrative, and accounting services agent. The fee is based on an annual rate of .10% of average daily net assets for each Portfolio.

In addition to the advisory fees, the Portfolios are responsible for paying their operating expenses, including costs incurred in the purchase and sale of assets.

[ 3 ]   INVESTMENT TRANSACTIONS

Purchases and Sales of Securities
For the year ended December 31, 2000, purchases of securities and sales proceeds, other than investments in short-term securities for the Portfolios, were as follows:


------------------------ ----------------- ---------------- ----------------------- --------------
                             PURCHASES        PURCHASES             SALES               SALES
                          U.S. GOVERNMENT       OTHER          U.S. GOVERNMENT          OTHER
------------------------ ----------------- ---------------- ----------------------- --------------
IAI REGIONAL PORTFOLIO          $ -          $20,832,966             $ -             $26,090,357
IAI BALANCED PORTFOLIO       $ 727,391       $ 1,342,949           $699,591          $ 1,848,984
IAI RESERVE PORTFOLIO           $ -               $                $ 99,234               $
                                                  -                                       -
------------------------ ----------------- ---------------- ----------------------- --------------

[ 4 ]   SUBSEQUENT EVENT

On July 25, 2000, Lincoln Benefit Life Company and IAI Retirement Funds, Inc. filed an application with the SEC to effect the following substitutions:

1. Shares of Janus Aspen Series - Growth Portfolio (Institutional Shares) for shares of IAI Regional Portfolio;
2. Shares of Janus Aspen Series - Balanced Portfolio (Institutional Shares) for shares of IAI Balanced Portfolio; and
3. Shares of Scudder Variable Life Investment Fund - Bond Portfolio (Class A) for shares of IAI Reserve Portfolio.

The Adviser intends to liquidate all three of its portfolios. On February 16, 2001, the SEC approved the Substitution Order and the portfolios will be liquidated on or about March 15, 2001.


               I N D E P E N D E N T A U D I T O R S' R E P O R T



                            IAI Retirement Funds Inc.



The Board of Directors and Shareholders
IAI Retirement Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IAI Regional Portfolio, IAI Balanced Portfolio and IAI Reserve Portfolio (portfolios within IAI Retirement Funds, Inc.) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Regional Portfolio, IAI Balanced Portfolio and IAI Reserve Portfolio as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Minneapolis, Minnesota
February 23, 2001


===============================================================================
                    F E D E R A L  T A X  I N F O R M A T I O N
================================================================================


                           IAI Retirement Funds, Inc.
                                   (unaudited)

We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for information purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.


IAI REGIONAL PORTFOLIO
--------------------------------------------------------------------------------
Payable Date                             Ordinary Income (A)     Capital Gains
--------------------------------------------------------------------------------
JUNE 2000                                 $  1.0729               $  1.6436

100% of ordinary income distributions qualify for deductions by corporations.
-------------------------------------------------------------------------------

IAI BALANCED PORTFOLIO
--------------------------------------------------------------------------------
Payable Date                          Ordinary Income (A)     Capital Gains
-------------------------------------------------------------------------------
JUNE 2000                             $  0.4899               $  1.1425

24.2% of ordinary income distributions qualify for deductions by corporations.
--------------------------------------------------------------------------------


IAI RESERVE PORTFOLIO

Payable Date                                   Ordinary Income (A)
--------------------------------------------------------------------------------
JANUARY 2000                                   $  0.0594
FEBRUARY 2000                                     0.1300
MARCH 2000                                        0.0456
APRIL 2000                                        0.0374
MAY 2000                                          0.0353
JUNE 2000                                         0.0347
JULY 2000                                         0.0348
AUGUST 2000                                       0.0383
SEPTEMBER 2000                                    0.0364
OCTOBER 2000                                      0.0406
NOVEMBER 2000                                     0.0392
DECEMBER 2000                                     0.0100
                                               $  0.5417
--------------------------------------------------------------------------------
(A) includes distribution of short-term capital gains, if any, which are taxable as ordinary income.


                               INVESTMENT ADVISER
                                  AND MANAGER
                           Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA

                                  800.945.3863

                                  612.376.2800


                                   CUSTODIAN
                               Firstar Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202


                                 LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                             Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                                    KPMG LLP
                            4200 Wells Fargo Center
                             Minneapolis, MN 55402


                                   DIRECTORS
                                Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                               J. Peter Thompson
                               Charles H. Withers

                                      IAI
                                  MUTUAL FUNDS

                                IAI Mutual Funds
  c/o Firstar Mutual Fund Services, P.O. Box 701 Milwaukee, WI 53201-0701 USA

                                  800.945.3863